COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                         SUPPLEMENT TO PROSPECTUS DATED
                                   MAY 1, 2002


Effective June, 2002 Daniel K. Cantor and Jeffrey C. Kinzel no longer co-manage the Fund. Effective June, 2002 Stephen D. Barbaro will begin managing the Fund.

The following paragraph is added to the section COLONIAL under the heading TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS:


STEPHEN D. BARBARO, CFA, a vice president of Colonial Management Associates, Inc. (Colonial), has managed the Small Cap Fund since June, 2002. Mr. Barbaro has been employed by Fleet Investment Advisors Inc., an affiliate of Colonial, and its predecessors since 1976.


                                                             June 25, 2002